UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

                                                    FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 6, 2007

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code(903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective December 6, 2007, the Board of Directors of Southside Bancshares, Inc. (the “Company”) voted to amend Section 4.05, Section 4.06, Section 5.01 and Section 5.04 of the Company’s Amended and Restated Bylaws (the “Bylaws”) as follows:

(1)  Amendment of Section 4.05 - Chairman of the Board.  Section 4.05 was amended as follows:

Section 4.05 as previously stated:

4.05           Chairman of the Board.  The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors.

Section 4.05 as amended:

4.05           Chairman of the Board.  The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors and shall have general and active management of the business and affairs of the Corporation.

(2)  Amendment of Section 4.06 - President.  Section 4.06 was amended as follows:

Section 4.06 as previously stated:

4.06           President.  The President shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall preside at all meetings of the shareholders and at all meetings of the Board of Directors, unless a Chairman of the Board has been elected, in which event the President shall preside at meetings of the Board of Directors in the absence or disability of the Chairman of the Board.

Section 4.06 as amended:

4.06           President.  The President shall be the chief operating officer of the Corporation. He shall have such other powers and duties as may from time to time be prescribed by the Board of Directors.

(3)  Amendment of Section 5.01 - Share Certificates.  Section 5.01 was amended as follows:

Section 5.01 as previously stated:

5.01           Share Certificates.  The shares of the Corporation shall be represented by certificates signed by the President or a Vice-President and the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President or Vice-President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder’s name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value.

Section 5.01 as amended:

5.01           Share Certificates.  The shares of the Corporation may be represented by physical certificates signed by the Chief Executive Officer, President or a Vice President or may be held in book entry or electronically, on the records of the transfer agent, without the issuance of physical stock certificates.  If certificates are issued, the corporate signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued.  Each certificate shall state on the face thereof the holder’s name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value.

(4)  Amendment of Section 5.04 - Registration of Transfers.  Section 5.04 was amended as follows:

Section 5.04 as previously stated:

5.04           Registration of Transfers. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney. Upon surrender to the corporation or the Transfer Agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transaction recorded upon the books of the Corporation.

Section 5.04 as amended:

5.04           Registration of Transfers.  Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by his duly authorized attorney.  Upon surrender to the corporation or the Transfer Agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transaction recorded upon the books of the Corporation.  The transfer agent is authorized by the Corporation to record and maintain the Corporation’s common stock in book entry form or electronically without the issuance of a physical stock certificate.  The transfer agent will provide for paperless direct registration of securities and will allow electronic transfer of securities between a participating transfer agent and a broker-dealer clearing through the Depository Trust Company (DTC).

The Board of Directors of the Company also voted to approve the amendment and restatement of the Bylaws to incorporate all of the above-described amendments and all other amendments approved by the Board since the approval of the Amended and Restated Bylaws of the Company dated as of December 16, 2004.  The Amended and Restated Bylaws of the Company as of December 6, 2007 are attached hereto as Exhibit 3(b) and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed in accordance with Item 601(b) of Regulation S-K:

Exhibit
Number                      Description of Exhibit

Exhibit 3(b)	Amended and Restated Bylaws, effective as of December 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: December 12, 2007	By:	/s/ Sam Dawson
Sam Dawson
President and Secretary